EXHIBIT 4.1 - SPECIMEN COPY OF STOCK CERTIFICATE


        NUMBER                                                   SHARES

---------------------                                    -----------------------
                                                         SEE REVERSE FOR LEGENDS

                              ARGYLE VENTURES, INC.

               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

                        COMMON STOCK - $0.001 PAR VALUE

This certifies that

is the owner of

fully paid and non-assessable shares of Common Stock of ARGYLE VENTURES, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Certificate of Incorporation, as amended, to all of which the holder, by acceptance hereby assents.


IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its duly authorized officers and the facsimile Corporation seal to be duly affixed hereto.


Dated:

/s/ Patrick C. Brooks                                      /s/ Patrick C. Brooks
---------------------                                      ---------------------
     PRESIDENT                                                  SECRETARY

                              ARGYLE VENTURES, INC.
                               CORPORATE SEAL 1985
                                     NEVADA

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                              ARGYLE VENTURES, INC.




For Value received, ______ hereby sell, assign and transfer unto

________________________________________________________________________________

shares of Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________________

Attorney to transfer the said shares of Common Stock on the books of the within named Corporation with full power of substitution in the premises.




Signature _________________________________________________





Signature Guaranteed by: __________________________________



Note: The signature of this assignment must correspond with the name as written upon the face of this Certificate, in every particular, without alteration or enlargement or any change whatever.